FOUNDER AND ADMINISTRATOR
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT ADVISER
PACIFIC CENTURY TRUST
a division of
BANK OF HAWAII
Financial Plaza of the Pacific
P.O. Box 3170
Honolulu, Hawaii 96802

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Arthur K. Carlson
William M. Cole
Thomas W. Courtney
Richard W. Gushman, II
Stanley W. Hong
Theodore T. Mason
Russell K. Okata
Douglas Philpotts
Oswald K. Stender

OFFICERS
Diana P. Herrmann, President
Sherri Foster, Senior Vice President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


                                     ANNUAL
                                     REPORT

                                 MARCH 31, 2000

                                    HAWAIIAN
                                    TAX-FREE
                                     TRUST

                          A TAX-FREE INCOME INVESTMENT

[Logo of Hawaiian Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Hawaiian Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

                SERVING HAWAII INVESTORS FOR MORE THAN 15 YEARS

                            HAWAIIAN TAX-FREE TRUST

                                 ANNUAL REPORT

                  "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY"

                                                                     May 3, 2000

Dear Fellow Shareholders:

     In this topsy-turvy, highly unstable world of the "new economy" and the "old economy" stock market, we think it is prudent and essential for all investors to consider investments that have substantially less volatility. We believe Hawaiian Tax-Free Trust fits into this more stable category.

LESS VOLATILITY - MORE STABILITY

     Every now and then, we come across something that triggers a special point worth considering. This happened to us on a recent trip on United Airlines. When a pre-flight announcement was made that stated, "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY," that remark brought home to us a point that we practice on a continuous basis with Hawaiian Tax-Free Trust.

     We know from our surveys that many of the shareholders of Hawaiian Tax-Free Trust are already retired, or are looking forward to retiring. We consider these shareholders to be a very special group of people. We work very hard to make sure that we are addressing their needs.

     We know that once one is no longer in the work force, it is essential that very careful attention be paid to whatever financial resources one has. It is necessary to ensure that these resources really are available when needed. Just as important, these financial resources must be counted on to produce the kind of return, on a consistent basis, that our shareholders need.

SAFETY

     SAFETY with municipal securities is a very important factor. Management of your Trust pays considerable attention to this. Just like the United Airlines announcement, "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY," management wants to make sure that this is the case with all the municipal securities in the Trust.

     As you probably know, municipal securities have various credit ratings, from the highest to the lowest quality. These ratings attempt to measure the kind of safety and trustworthiness that the securities represent. With Hawaiian Tax-Free Trust, we specifically limit the credit ratings to those within the TOP FOUR grades - AAA, AA, A, AND BAA.

     This world in which we live is changing extremely rapidly. As a consequence, we feel it is important for your safety that we ensure that the majority of securities in the Trust's portfolio are within the TOP TWO credit grades - AAA AND AA - for your safety. Through our portfolio management, we very carefully monitor the characteristics of each and every type of investment in the portfolio. We do not want, or expect, "surprises" from any of the securities that are in the portfolio of the Trust.

     Recently, the marketplace for municipal securities has made it such that the difference in yield for a AAA or AA credit rating versus a Baa credit rating is relatively little. Therefore, our approach is to go with the very best. Obviously, if one can buy securities which provide the very top ratings without paying any significant premium for them, we prefer to go in that direction.

     We want you to know, that at the report date of March 31, 2000, the combination of AAA and AA securities amounted to almost 83% of the total assets in the portfolio of your Trust.

     Further, as the State of Hawaii has gone through difficult times in the last several years, we took another step to ensure the safety of investments in the Trust. This step involved insuring a substantial part of the individual holdings. In fact, as of March 31st, approximately 69% of the various holdings in the Trust were insured by specialized insurance companies which by themselves possess a AAA rating credit.

     In this way, we feel that "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY."

MATURITY OF TAX-FREE MUNICIPAL BONDS

     Another factor that we feel is important in building quality for your investment is the maturity structure of the municipal bonds in the portfolio.

     As we have explained to you in the past, longer-term maturity bonds - 20 - 30 years - will usually produce a higher return than shorter-term bonds - 5 - 10 years. However, such longer-term maturity bonds also have a higher degree of price volatility.

     Therefore, we have structured the average maturity of Hawaiian Tax-Free Trust to be at a somewhat intermediate average maturity level - currently 14 years. This average maturity level is produced by using a "laddered" approach to the selection of bonds in terms of their maturity. We have a variety of shorter-term bonds, and a variety of longer-term bonds. However, the overall average of these maturities run at an intermediate level. In this way, we can capture a substantial amount of the possible income level available from the bonds, without exposing the portfolio to an undue level of volatility.

     Our goal is to maintain a reasonably high level of STABILITY for the share net asset value of the Trust. At the same time, we want the Trust to produce the kind of tax-free return that people want to see from their investment.

     This maturity structuring is another strategy that we use in building quality, safety, and stability into your investment in Hawaiian Tax-Free Trust.

DIVERSIFICATION

     As a further measure to ensure your investment's safety, the Trust intentionally diversifies the municipal bond holdings as much as possible.

     As you will note, in reviewing the portfolio, the Trust provides funds necessary to build the airports, fire stations, schools, harbors, and various other infrastructure needs of the islands. In this way, Hawaiian Tax-Free Trust gains the advantage generated by diversification through the financing of different projects while at the same time helping to build the kind of projects that make for a better life style for all the residents of Hawaii.

RELIABILITY OF PAYMENTS

     We also recognize that a high proportion of our shareholders depend upon the monthly income from the tax-free cash produced by Hawaiian Tax-Free Trust. Shareholders want to know that the income from the Trust is there when the time comes to pay various bills.

     Then, too, with those shareholders who reinvest their dividends, they want to gain the compounding effect of the dividends through these income payments.

     Altogether, the quality character of the portfolio ensures that this income reliability is the case.

     To the best of our ability, we want to make sure that the monthly payments add up to a satisfactory level of income that you can be SURE will be there when you need it.

YOUR CONFIDENCE IS APPRECIATED

     As always, we again wish to express our appreciation for the confidence you have shown by your investment in Hawaiian Tax-Free Trust. We can assure you that "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY" and that we will continually do our best to merit your level of trust.

            Sincerely,

/s/  Diana P. Herrmann
----------------------

Diana P. Herrmann
President


/s/  Lacy B. Herrmann
---------------------

Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Hawaiian Tax-Free Trust for the 10-year period ended March 31, 2000 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                                                                  Trust's Class A Shares
                    Lehman Brothers Quality
               Intermediate Municipal Bond Index       Without Sales Charge        With Sales Charge            Cost of Living Index
3/90                        $10,000                           $10,000                  $ 9,600                         $10,000
3/91                        $10,928                           $10,744                  $10,313                         $10,490
3/92                        $11,878                           $11,724                  $11,254                         $10,824
3/93                        $13,115                           $13,004                  $12,483                         $11,158
3/94                        $13,446                           $13,494                  $12,953                         $11,437
3/95                        $14,337                           $14,074                  $13,510                         $11,764
3/96                        $15,462                           $15,069                  $14,465                         $12,098
3/97                        $16,162                           $15,754                  $15,122                         $12,432
3/98                        $17,344                           $17,245                  $16,554                         $12,803
3/99                        $18,546                           $18,128                  $17,401                         $12,821
3/00                        $18,731                           $18,012                  $17,291                         $13,294

                                    AVERAGE ANNUAL TOTAL RETURN
                                 FOR PERIODS ENDED MARCH 31, 2000
                                                               SINCE
                             1 YEAR     5 YEARS   10 YEARS   INCEPTION

Class A (2/20/85)
    With Sales Charge        (4.64)%     4.25%      5.63%      7.05%
    Without Sales Charge     (0.64)%     5.10%      6.06%      7.34%

Class C (4/1/96)
    With CDSC                (2.51)%     n/a        n/a        3.63%
    Without CDSC             (1.53)%     n/a        n/a        3.63%

Class Y (4/1/96)
    No Sales Charge          (0.56)%     n/a        n/a        5.34%
Lehman Index                  1.00 %     5.50%      6.48%      6.30%* (Class A)

                              1.00 %     n/a        n/a        4.91% (Class C&Y)

* From commencement of the index on 1/1/87.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to Federal and state income taxes and/or the Federal alternative minimum tax. Past performance is not predictive of future investment results.

Previously, the Trust's performance was compared to the Lehman Brothers Municipal Bond Index rather than the Lehman Brothers Quality Intermediate Municipal Bond Index. A change was made by the Trust because it provides a better basis of comparison due to the more intermediate nature of the portfolio's duration. During the Trust's fiscal year ended March 31, 2000, an investment in the Trust's Class A shares (without sales charge) decreased 0.64% whereas the Lehman Brothers Quality Intermediate Municipal Bond Index increased 1.00% and the Lehman Brothers Municipal Bond Index decreased 0.08%.

MANAGEMENT DISCUSSION

     ECONOMY AND FINANCIAL MARKETS

     For the fiscal year ended March 31, 2000, the U.S. economy continued to surge with low unemployment and spectacular performance in the stock market. Gross domestic product grew at a stunning rate of 7.3% for the 4th quarter of 1999 and the growth rate is expected to remain strong for 2000 albeit at a slower pace. Concern that financial asset price inflation and the "wealth effect" may lead to inflation prompted the Federal Reserve to raise the Federal Funds rate five times, for a total of 1.25%, from 4.75% to 6%. With this backdrop, the bond market substantially underperformed the stock market. During this period, the Nasdaq Composite Index had a total return in excess of 86% compared to the Lehman Government Corporate Bond Index total return of 1.70% and the Lehman Municipal Bond Aggregate Index return of -0.08%. Longer term bonds outperformed shorter term bonds as the market perceived that the Federal Reserve's tightening moves would slow down inflation in the long run. Treasury bonds outperformed corporate and agency bonds as the Treasury announced that it would buy back longer term bonds with the budget surplus. This lead to an inversion of the treasury yield curve with the 2 year treasury yielding a higher rate than the 30 year treasury bond.

     MUNICIPAL MARKET AND FUND PERFORMANCE

     For the municipal bond market, the combination of inflation fears, heavy inventory and negative cashflows for municipal bond funds led to negative performance for the fiscal year. This negative circumstance was further aggravated by year-end "tax loss" selling by fund holders and portfolio managers to offset capital gains. Since year-end and the successful transition of Y2K, the municipal bond market has improved, helped along by a significant drop in new issuance (approximately 40% lower compared to the previous year). Under this challenging environment, the Class A Shares of Hawaiian Tax-Free Trust ended the fiscal year slightly negative with a total return of -0.64%, comparing very favorably against the average single state municipal bond fund return of -2.47% according to Morningstar. This performance ranked the fund in the top 4th percentile in the Morningstar single state fund universe. The better performance against the peers is partially attributable to the improved performance of Hawaii bonds as the State's economy improved.

     OUTLOOK AND STRATEGY

     In anticipation of further Federal Reserve tightening, we have scaled back the duration of the Trust. We continue to be commited to the long-term balanced objectives of high tax exempt income coupled with principal preservation.
Recognizing that, Morningstar has awarded its highest 5-star rating to the Trust's 5-year performance. The Trust also continues to carry an average portfolio rating of AAA, with more than 76% of the portfolio holdings rated AAA.

     We expect the municipal market to turn in a better performance compared to last year because of a lack of supply. In addition we believe that the Federal Reserve's interest rate hikes will work to slow down the economy to preempt inflationary pressures.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in white in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Hawaiian Tax-Free Trust:

     We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hawaiian Tax-Free Trust as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                                        KPMG LLP

New York, New York
May 2, 2000

                            HAWAIIAN TAX-FREE TRUST
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 2000

                                                                                      RATING
    FACE                                                                             MOODY'S/
   AMOUNT           HAWAII  (96.9%)                                                    S&P              VALUE
                    Board of Regents, University of Hawaii University                Aaa/AAA
                         System Revenue Bonds, Series G, AMBAC Insured,
$  2,910,000                  5.650%, 10/01/12                                                      $   2,953,650
   4,290,000                  5.700%, 10/01/17                                                          4,306,087
                    Board of Regents, University of Hawaii University                Aaa/AAA
                         System Revenue Bonds, Series I, FGIC Insured,
   1,110,000                  5.300%, 10/01/08                                                          1,125,262
   2,825,000                  5.500%, 10/01/18                                                          2,772,031
                    Board of Water Supply City and County of Honolulu,Aaa/AAA
                         Hawaii Water System Revenue Bonds, Series 1996,
                         MBIA Insured,
   1,090,000                  5.400%, 07/01/09                                                          1,106,350
   1,750,000                  5.800%, 07/01/16                                                          1,776,250
   1,500,000                  5.800%, 07/01/21                                                          1,507,500
                    City and County of Honolulu Multifamily Housing                  NR/NR*
                         Revenue Bonds  (Cambridge Park Project) 1988
                         AMT - Series A,
   8,000,000                  5.850%, 12/01/02                                                          7,999,680
                    City and County of Honolulu, Hawaii General                      Aaa/AAA
                         Obligation Bonds Series A, FGIC/MBIA Insured+
   5,385,000                  7.300%, 07/01/03                                                          5,788,875
   2,895,000                  7.350%, 07/01/05                                                          3,220,688
   4,790,000                  7.350%, 07/01/06                                                          5,400,725
   9,970,000                  7.350%, 07/01/07                                                         11,353,338
   3,600,000                  7.350%, 07/01/08                                                          4,140,000
     860,000                  6.000%, 11/01/09+                                                           915,900
   1,355,000                  6.000%, 11/01/09+                                                         1,449,850
   1,090,000                  6.000%, 11/01/10+                                                         1,158,125
     410,000                  6.000%, 11/01/10+                                                           439,725
   1,715,000                  6.000%, 01/01/11                                                          1,813,613
   4,110,000                  6.000%, 01/01/11                                                          4,392,563
       5,000                  5.750%, 04/01/11                                                              5,181
   3,995,000                  5.750%, 04/01/11                                                          4,189,756
     920,000                  6.000%, 01/01/12                                                            980,950
   1,580,000                  6.000%, 01/01/12                                                          1,680,725
     775,000                  5.750%, 04/01/13                                                            807,937




   3,025,000                  5.750%, 04/01/13                                                          3,123,312
     440,000                  5.625%, 09/01/14                                                            462,550
   1,335,000                  5.500%, 11/01/14                                                          1,385,062
   2,280,000                  5.000%, 11/01/15+                                                         2,157,450
                    City and County of Honolulu, Hawaii General                      Aaa/AAA
                         Obligation Bonds Series B, FGIC Insured,
   1,245,000                  5.000%, 11/01/07                                                          1,254,337
   2,490,000                  5.500%, 10/01/11                                                          2,561,587
   7,310,000                  5.500%, 10/01/11                                                          7,437,925
     930,000                  5.000%, 11/01/13                                                            892,800
   1,060,000                  5.000%, 11/01/14                                                          1,010,975
     530,000                  5.000%, 11/01/16                                                            497,538
   1,400,000                  5.000%, 11/01/17                                                          1,305,500
   4,490,000                  5.000%, 07/01/19                                                          4,046,612
   1,395,000                  5.000%, 07/01/20                                                          1,245,038
                    City and County of Honolulu, Hawaii General                      Aaa/AAA
                         Obligation Bonds Series C, FGIC Insured,
   2,510,000                  5.000%, 07/01/18                                                          2,277,825
                    City and County of Honolulu Hawaii General                       Aaa/AAA
                         Obligation Bonds, Refunding and Improvement
                         Series, 1993B Fixed Rate Bonds, FGIC Insured,
   1,050,000                  6.000%, 12/01/15                                                          1,102,500
                    City and County of Honolulu, Hawaii General                      Aaa/AAA
                         Obligation Water Bonds, Series 1992,
                         MBIA Insured,
   1,125,000                  6.000%, 12/01/12                                                          1,199,531
                    City and County of Honolulu Improvement District                 NR/NR*
                         No. 261 (Halawa Business Park), Improvement
                         District Bonds,
     365,000                  6.700%, 10/15/04                                                            385,075
     355,000                  6.800%, 10/15/05                                                            379,406
     290,000                  6.900%, 10/15/06                                                            312,113




                 City and County of Honolulu Mortgage Revenue                     Aaa/AAA
                         Refunding -  FHA District No. 221 Bonds
                         MBIA FHA Insured
   2,865,000                  7.800%, 07/01/24                                                          2,961,694
                    City and County of Honolulu Wastewater Systems                   Aaa/AAA
                         Revenue Bonds  Second Bond Resolution -
                         Junior Series FGIC Insured
   1,395,000                  5.000%, 07/01/12                                                          1,353,150
   6,055,000                  5.000%, 07/01/23                                                          5,366,244
                    Kauai County General Obligation Escrowed to                      A/NR
                         Maturity Bonds,
     615,000                  9.000%, 08/01/04                                                            710,325
     665,000                  9.000%, 08/01/05                                                            787,194
                    Kauai County General Obligation Bonds Series A,                  Aaa/AAA
                         FGIC Insured,
   1,000,000                  6.125%, 08/01/13                                                          1,056,250
   1,010,000                  6.250%, 08/01/14                                                          1,071,863
   1,000,000                  6.250%, 08/01/15                                                          1,047,500
   1,000,000                  6.250%, 08/01/16                                                          1,052,500
   1,275,000                  6.250%, 08/01/17                                                          1,338,750
                    County of Kauai, State of Hawaii General                         Aaa/AAA
                         Obligation Refunding Bonds, 1992 Series A, B & C,
                         AMBAC Insured,
     930,000                  5.250%, 08/01/01                                                            939,300
     330,000                  5.450%, 08/01/03                                                            337,012
   1,030,000                  5.450%, 08/01/03                                                          1,051,887
     435,000                  5.900%, 08/01/08                                                            458,381
   1,355,000                  5.900%, 08/01/08                                                          1,427,831
   1,300,000                  5.950%, 08/01/10                                                          1,374,750
                    County of Kauai, State of Hawaii General                         Aaa/AAA
                         Obligation Refunding Bonds, Series 1994A &
                         1994B, MBIA Insured,
     365,000                  5.200%, 02/01/02                                                            368,650
     460,000                  5.300%, 02/01/03                                                            466,325



     190,000                  5.300%, 02/01/03                                                            192,613
     185,000                  5.400%, 02/01/04                                                            188,700
     215,000                  5.500%, 02/01/05                                                            220,644
     215,000                  5.600%, 02/01/06                                                            221,987
   1,010,000                  5.700%, 02/01/07                                                          1,042,825
                    County of Maui, Hawaii General Obligation                        Aaa/AAA
                         Refunding Bonds Series A, MBIA Insured,
   1,075,000                  6.000%, 06/01/15                                                          1,108,594
                    County of Maui, Hawaii General Obligation                        Aaa/AAA
                         Refunding Bonds 1995, FGIC Insured,
     930,000                  5.050%, 06/01/08                                                            926,512
     980,000                  5.050%, 06/01/09                                                            973,875
   1,040,000                  5.150%, 06/01/10                                                          1,034,800
   1,100,000                  5.200%, 06/01/11                                                          1,091,750
   1,160,000                  5.200%, 06/01/12                                                          1,146,950
   1,230,000                  5.200%, 06/01/13                                                          1,205,400
   1,300,000                  5.250%, 06/01/14                                                          1,272,375
   1,380,000                  5.250%, 06/01/15                                                          1,342,050
                    County of Maui, Hawaii General Obligation                        Aaa/AAA
                         Refunding Bonds 1993 Series B, 1993 Series C,
                         1993 Series D, 1993 Series E, FGIC Insured,
   1,815,000                  5.000%, 09/01/07                                                          1,808,194
   2,125,000                  5.000%, 09/01/08                                                          2,106,406
   1,000,000                  5.000%, 09/01/09                                                            988,750
   1,000,000                  5.000%, 09/01/10                                                            983,750
   3,000,000                  5.125%, 12/15/11                                                          2,958,750
   1,045,000                  5.125%, 12/15/13                                                          1,014,956
                    County of Maui, Hawaii General Obligation 1997                   Aaa/AAA
                         Series A, FGIC Insured,
   1,130,000                  5.250%, 09/01/13                                                          1,111,637
   1,265,000                  5.250%, 09/01/15                                                          1,230,212
   1,335,000                  5.250%, 09/01/16                                                          1,289,944



                     County of Maui, Hawaii General Obligation                        Aaa/AAA
                         1998 Series A, FGIC Insured,
   1,200,000                  5.125%, 03/01/14                                                          1,159,500
   1,050,000                  5.125%, 03/01/16                                                          1,001,438
   2,590,000                  5.250%, 03/01/18                                                          2,431,362
                    Maui County Water System Revenue  Pre-Refunded                   Aaa/AAA
                         Bonds, FGIC Insured,
   1,300,000                  6.300%, 12/01/04                                                          1,347,125
   1,390,000                  6.400%, 12/01/05                                                          1,443,862
   1,280,000                  6.500%, 12/01/06                                                          1,331,200
   1,250,000                  6.600%, 12/01/07                                                          1,301,563
   1,500,000                  6.650%, 12/01/08                                                          1,563,750
   1,470,000                  6.650%, 12/01/09                                                          1,532,475
   1,860,000                  6.700%, 12/01/10                                                          1,939,050
   1,560,000                  6.700%, 12/01/11                                                          1,626,300
                    Department of Budget and Finance of the State of                 NR/AA-
                         Hawaii Special Purpose Revenue Bonds
                         (Citizens Utilities Company Project),
   3,400,000                  6.900%, 11/01/15                                                          3,459,500
   5,000,000                  6.600%, 07/01/22                                                          5,162,500
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (Lutheran Good Samaritan Society Project),
                         AMBAC Insured,
   1,525,000                  4.700%, 11/01/06                                                          1,502,125
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (Hawaiian Electric Company, Inc. Series A),
                         AMBAC Insured,
   2,965,000                  5.500%, 12/01/14                                                          2,968,706
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (Hawaiian Electric Company, Inc. Series D),
                         AMBAC Insured,
   2,500,000                  6.150%, 01/01/20                                                          2,537,500





                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (The Queens Health System, Series A),
                         SPA-Morgan Guaranty Trust,
   4,500,000                  3.800%, 07/01/26                                                          4,500,000
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (The Queens Health System, Series B),
                         MBIA Insured,
   8,000,000                  5.250%, 07/01/23                                                          7,240,000
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (The Evangelical Lutheran Good Samaritan
                         Society), Refunding Series 1993, AMBAC Insured,
     700,000                  4.400%, 11/01/01                                                            696,500
     730,000                  4.500%, 11/01/02                                                            727,263
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (Hawaiian Electric Co., Inc., and Subsidiaries
                         Projects), Series 1995A, MBIA Insured,
  13,000,000                  6.600%, 01/01/25                                                         13,438,750
                    Department of Budget and Finance of  the State of                Aaa/AAA
                         Hawaii Special Purpose Revenue (Kapiolani
                         Health Care System) Series 1993, MBIA Insured,
   1,000,000                  6.300%, 07/01/08                                                          1,053,750
   6,000,000                  6.400%, 07/01/13                                                          6,292,500
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue (Kapiolani
                         Health Care System) Series 1996, MBIA Insured,
   1,000,000                  6.000%, 07/01/11                                                          1,043,750
   1,000,000                  6.200%, 07/01/16                                                          1,041,250
   1,000,000                  6.250%, 07/01/21                                                          1,027,500





                 Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Pre-Refunded
                         Bonds - Kapiolani Health Care System (Pali
                         Momi Medical Center Project), Series 1991,
  11,200,000                  7.650%, 07/01/19                                                         11,830,000
                    Department of Budget and Finance of the State of                 Aa3/AA
                         Hawaii Special Purpose Revenue Bonds
                         (The Queen's Health System), Series A,
   5,000,000                  6.050%, 07/01/16                                                          4,987,500
   8,625,000                  6.000%, 07/01/20                                                          8,387,813
   3,500,000                  5.750%, 07/01/26                                                          3,237,500
                    Department of Budget and Finance of the State of                 Aaa/AAA
                         Hawaii Special Purpose Revenue Bonds
                         (St. Francis Medical Centers), Refunding Series
                         1992, FSA Insured,
  20,000,000                  6.500%, 07/01/22                                                         20,625,000
                    Department of Hawaiian Home Lands (State of                      NR/NR*
                         Hawaii) Revenue Bonds, Series 1991,
     745,000                  7.000%, 07/01/00                                                            749,254
     800,000                  7.100%, 07/01/01                                                            821,000
     855,000                  7.200%, 07/01/02                                                            897,750
     915,000                  7.300%, 07/01/03                                                            961,894
     985,000                  7.400%, 07/01/04                                                          1,036,712
   1,055,000                  7.500%, 07/01/05                                                          1,111,706
   1,135,000                  7.550%, 07/01/06                                                          1,196,006
   1,225,000                  7.600%, 07/01/07                                                          1,292,375
   1,415,000                  7.650%, 07/01/09                                                          1,492,825
   1,520,000                  7.650%, 07/01/10                                                          1,603,600
   1,640,000                  7.650%, 07/01/11                                                          1,730,200
                    Department of Hawaiian Home Lands (State of                      A3/NR
                         Hawaii) Revenue Bonds, Series 1999,
   1,310,000                  4.150%, 07/01/08                                                          1,170,813
   1,525,000                  4.350%, 07/01/10                                                          1,359,156
   1,245,000                  4.450%, 07/01/11                                                          1,115,831




                    Department of Transportation of the State of Hawaii              NR/A-
                         Special Facility Revenue Bonds (Matson Terminals,
                         Inc.), Refunding Series 1993,
  11,875,000                  5.750%, 03/01/13                                                         11,563,281
                    Housing Finance and Development Corporation                      Aaa/AAA
                         (State of Hawaii) University of Hawaii Faculty
                         Housing Project, AMBAC Insured,
   2,125,000                  5.650%, 10/01/16                                                          2,143,594
   4,000,000                  5.700%, 10/01/25                                                          3,980,000
                    Housing Finance and Development Corporation                      A1/NR
                         (State of Hawaii) Rental Housing System Revenue
                         Bonds of 1993 Series A,
   2,000,000                  5.600%, 07/01/12                                                          2,005,000
   3,000,000                  5.700%, 07/01/18                                                          2,951,250
                    Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage Purchase
                         Revenue Bonds, Series B
   4,805,000                  7.000%, 07/01/31                                                          4,973,175
                    Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage Purchase
                         Revenue Bonds, AMT - Series A
   8,265,000                  6.000%, 07/01/26                                                          8,161,687
                    Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage
                         Purchase Revenue Bonds of 1994 Series A & B,
                         FNMA Insured,
   2,500,000                  5.700%, 07/01/13                                                          2,512,500
  16,750,000                  5.850%, 07/01/17                                                         16,833,750
                    Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage
                         Purchase Revenue Bonds of 1997 Series A,
                         FNMA Insured,
  19,735,000                  5.750%, 07/01/30                                                         18,698,912




                  Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage
                         Purchase Revenue Bonds of 1997 Series B,
                         FNMA Insured,
   9,350,000                  5.450%, 07/01/17                                                          9,127,938
                    Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage
                         Purchase Revenue Bonds of 1998 Series B,
                         FNMA Insured,
   6,800,000                  5.300%, 07/01/28                                                          6,230,500
                    Housing Finance and Development Corporation                      Aa1/AA
                         (State of Hawaii) Single Family Mortgage
                         Purchase Revenue Bonds of 1998, AMT -
                         Series A, FNMA Insured,
   4,190,000                  5.400%, 07/01/30                                                          3,750,050
                    County of Hawaii, Hawaii General Obligation                      Aaa/AAA
                         Bonds Refunding and Improvement Series 1993A,
                         FGIC Insured,
   1,000,000                  5.200%, 05/01/04                                                          1,013,750
   2,700,000                  5.450%, 05/01/07                                                          2,764,125
   3,170,000                  5.500%, 05/01/08                                                          3,253,212
   2,500,000                  5.550%, 05/01/09                                                          2,575,000
   4,905,000                  5.600%, 05/01/11                                                          5,033,756
   1,000,000                  5.600%, 05/01/12                                                          1,028,750
   1,000,000                  5.600%, 05/01/13                                                          1,018,750
                    County of Hawaii, Hawaii Public Improvement                      Aaa/AAA
                         Bonds of 1996 Series A FGIC Insured,
   1,440,000                  4.500%, 02/01/05                                                          1,405,800
   1,900,000                  5.000%, 02/01/11                                                          1,854,875
   1,970,000                  5.100%, 02/01/12                                                          1,928,138
   2,205,000                  5.200%, 02/01/14                                                          2,147,119
   2,440,000                  5.200%, 02/01/16                                                          2,327,150
                    County of Hawaii, General Obligation Bonds - 1999,               Aaa/AAA
                         Series A FSA Insured,
   1,000,000                  5.400%, 05/15/15                                                            987,500
   1,470,000                  5.625%, 05/15/18                                                          1,466,325



                    Hawaii Community Development Authority                           NR/NR*
                         Improvement District Bonds (Kakaako Community
                         Development District Improvement District 3),
     995,000                  7.300%, 07/01/04                                                          1,029,994
   1,490,000                  7.400%, 07/01/10                                                          1,542,090
                    Hawaii Community Development Authority                           NR/NR*
                         Improvement District Refunding Bonds (Kakaako
                         Community Development District Improvement
                         District 1),
     245,000                  4.850%, 07/01/00                                                            245,169
     255,000                  5.000%, 07/01/01                                                            254,681
     270,000                  5.100%, 07/01/02                                                            268,988
     280,000                  5.200%, 07/01/03                                                            279,300
     300,000                  5.300%, 07/01/04                                                            299,625
     230,000                  5.400%, 07/01/05                                                            230,000
                    Hawaii Community Development Authority                           NR/NR*
                         Improvement District Refunding Bonds (Kakaako
                         Community Development District Improvement
                         District 2),
     325,000                  4.850%, 07/01/00                                                            325,224
     345,000                  5.000%, 07/01/01                                                            344,569
     355,000                  5.100%, 07/01/02                                                            353,669
     375,000                  5.200%, 07/01/03                                                            374,062
     395,000                  5.300%, 07/01/04                                                            394,506
     420,000                  5.400%, 07/01/05                                                            420,000
     435,000                  5.500%, 07/01/06                                                            435,544
     465,000                  5.600%, 07/01/07                                                            466,744
     390,000                  5.700%, 07/01/08                                                            391,950
                    State of Hawaii Airport System Revenue Bonds,                    Aaa/AAA
                         MBIA/FGIC Insured +,
   1,150,000                  5.250%, 07/01/00                                                          1,153,393
   6,455,000                  6.900%, 07/01/12                                                          7,278,013
   3,000,000                  7.000%, 07/01/18+                                                         3,120,000
   4,025,000                  7.000%, 07/01/18                                                          4,186,000
   1,000,000                  6.750%, 07/01/21                                                          1,032,500



                  State of Hawaii General Obligation Bonds,                        Aaa/AAA
                         FGIC Insured,
   2,000,000                  5.750%, 01/01/11                                                          2,075,000
   3,700,000                  6.000%, 10/01/11                                                          3,922,000
   3,500,000                  6.000%, 10/01/12                                                          3,731,875
                    State of Hawaii General Obligation Bonds of 1997,                Aaa/AAA
                         Series CP, FGIG Insured,
   4,195,000                  5.000%, 10/01/14                                                          4,000,981
   3,000,000                  5.000%, 10/01/15                                                          2,838,750
   7,195,000                  5.000%, 10/01/17                                                          6,709,338
                    State of Hawaii General Obligation Bonds of 1998,                Aaa/AAA
                         Series CR, MBIA Insured,
   5,000,000                  5.000%, 04/01/16                                                          4,700,000
                    State of Hawaii General Obligation Bonds of 1996,                Aaa/AAA
                         Series CM, FGIC Insured,
   3,000,000                  6.500%, 12/01/15                                                          3,303,750
                    State of Hawaii General Obligation Bonds of 1997,                Aaa/AAA
                         Series CN, FGIC Insured,
   1,000,000                  5.250%, 03/01/13                                                            983,750
   5,950,000                  5.250%, 03/01/15                                                          5,786,375
   2,000,000                  5.500%, 03/01/16                                                          2,087,500
   1,000,000                  5.250%, 03/01/17                                                            961,250
                    State of Hawaii General Obligation Bonds of 1998,                Aaa/AAA
                         Series CR, MBIA Insured,
  16,000,000                  5.000%, 04/01/17                                                         14,940,000
                    State of Hawaii General Obligation Refunding                     Aaa/AAA
                         Bonds of 1993, Series CH, FGIC Insured,
   5,000,000                  6.000%, 11/01/07                                                          5,300,000
   3,390,000                  6.000%, 11/01/08                                                          3,597,638
                    State of Hawaii General Obligation Refunding                     Aaa/AAA
                         Bonds of 1993, Series CH, FGIC Insured,
   2,305,000                  6.000%, 03/01/11                                                          2,440,419
                    State of Hawaii Harbor Capital Improvements                      Aaa/AAA
                         Revenue Bonds, MBIA Insured,
   2,205,000                  6.200%, 07/01/08                                                          2,295,956
   3,850,000                  5.750%, 07/01/17                                                          3,850,000



                 State of Hawaii Harbor Capital Improvements                      Aaa/AAA
                         Revenue Bonds, MBIA Insured,
   8,000,000                  7.250%, 07/01/10                                                          8,209,280
                    State of Hawaii Harbor Revenue Bonds, Series 1992,               Aaa/AAA
                         FGIC Insured,
   3,850,000                  6.500%, 07/01/19                                                          3,951,063
                    State of Hawaii Harbor Revenue Bonds, Refunding                  Aaa/AAA
                         Series 1993, FGIC Insured,
   1,260,000                  6.050%, 07/01/04                                                          1,321,425
   1,225,000                  6.150%, 07/01/05                                                          1,295,438
                    State of Hawaii Harbor Revenue Bonds, Series of                  Aaa/AAA
                         1994, FGIC Insured,
   1,000,000                  6.250%, 07/01/09                                                          1,056,250
   1,000,000                  6.250%, 07/01/10                                                          1,051,250
   3,725,000                  6.250%, 07/01/15                                                          3,836,750
  10,180,000                  6.375%, 07/01/24                                                         10,421,775
                    State of Hawaii Highway Revenue Bonds Series                     Aaa/AAA
                         1993, FGIC Insured,
   4,000,000                  4.875%, 07/01/07                                                          3,970,000
   3,900,000                  5.000%, 07/01/08                                                          3,890,250
   2,255,000                  5.000%, 07/01/09                                                          2,235,269
   4,575,000                  5.000%, 07/01/10                                                          4,489,219
   2,220,000                  5.000%, 07/01/11                                                          2,161,725
   3,850,000                  5.000%, 07/01/12                                                          3,734,500
   2,750,000                  5.000%, 07/01/13                                                          2,650,313
                    State of Hawaii Highway Revenue Bonds Series                     Aaa/AAA
                         1996, FGIC Insured,
   3,705,000                  5.600%, 07/01/13                                                          3,746,681
   2,000,000                  5.250%, 07/01/16                                                          1,922,500
                    State of Hawaii Highway Revenue Bonds AMT -                      Aaa/AAA
                    Series  A, FSA Insured,
   2,000,000                  5.750%, 07/01/17                                                          2,000,700
   1,500,000                  5.900%, 07/01/21                                                          1,496,250
                              Total Hawaii                                                            571,056,459




                    GUAM (0.3%)
                    Government of Guam Ltd. Water System                             Aaa/AAA
                         Revenue Bonds, FSA Insured,
   1,500,000                  7.000%, 07/01/09                                                          1,554,030
                              Total Guam                                                                1,554,030

                         Total Investments (cost $567,978,724**)              97.2%                 $ 572,610,489
                         Other assets in excess of liabilities                 2.8                     16,616,105
                         Net Assets                                          100.0%                 $ 589,226,594


                    * Any security not rated has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
                    **  Cost for Federal tax purposes is identical.




                              PORTFOLIO ABBREVIATIONS:
                  AMBAC       American Municipal Bond Assurance Corp.
                  FSA         Financial Securities Assurance Co.
                  FGIC        Financial Guaranty Insurance Co.
                  FHA         Federal Housing Administration
                  FNMA        Federal National Mortgage Association
                  MBIA        Municipal Bond Investors Assurance Corp.


  See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

ASSETS
    Investments at value (cost $567,978,724)                                              $ 572,610,489
    Cash                                                                                     12,116,608
    Interest receivable                                                                       9,556,029
    Receivable for Trust shares sold                                                            345,478
    Other assets                                                                                  7,133
    Total assets                                                                            594,635,737

LIABILITIES
    Payable for investment securities purchased                                               3,491,978
    Dividends payable                                                                           654,050
    Payable for Trust shares redeemed                                                           633,199
    Distribution fees payable                                                                   311,643
    Adviser and Administrator fees payable                                                      197,958
    Accrued expenses                                                                            120,315
    Total liabilities                                                                         5,409,143

NET ASSETS                                                                                $ 589,226,594

    Net Assets consist of:
    Capital Stock, no par value, authorized an unlimited number of shares                 $ 585,988,134
    Accumulated net realized loss on investments                                             (3,475,850)
    Undistributed net investment income                                                       2,082,545
    Net unrealized appreciation on investments                                                4,631,765
                                                                                          $ 589,226,594

CLASS A
    Net Assets                                                                            $ 574,563,608
    Capital shares outstanding                                                               52,541,993
    Net asset value and redemption price per share                                        $       10.94
    Offering price per share (100/96 of $10.94 adjusted to nearest cent)                  $       11.40

CLASS C
    Net Assets                                                                            $  11,747,615
    Capital shares outstanding                                                                1,074,903
    Net asset value and offering price per share                                          $       10.93
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
      if redeemed during the first 12 months after purchase)                              $       10.93*

CLASS Y
    Net Assets                                                                            $   2,915,371
    Capital shares outstanding                                                                  266,228
    Net asset value, offering and redemption price per share                              $       10.95

See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2000

INVESTMENT INCOME:

        Interest income                                                                                  $  35,311,797

Expenses:

        Investment Adviser fees (note 3)                                        $     865,171
        Administrator fees (note 3)                                                 1,606,755
        Distribution and service fees (note 3)                                      1,325,523
        Transfer and shareholder servicing agent fees                                 284,244
        Trustees' fees and expenses (note 8)                                          175,341
        Shareholders' reports and proxy statements                                     87,976
        Legal fees                                                                     94,080
        Custodian fees                                                                 49,483
        Insurance                                                                      27,763
        Registration fees and dues                                                     21,324
        Audit and accounting fees                                                      23,050
        Miscellaneous                                                                  37,401
                                                                                    4,598,111

        Expenses paid indirectly (note 7)                                            (110,374)
              Net expenses                                                          4,487,737
              Net investment income                                                30,824,060

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
        Net realized loss from securities transactions                             (3,474,381)
        Change in unrealized appreciation on investments                          (33,467,709)

        Net realized and unrealized loss on investments                                                    (36,942,090)
        Net decrease in net assets resulting from operations                                             $  (6,118,030)

See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED MARCH 31,
                                                                                    2000                      1999
OPERATIONS:
    Net investment income                                                       $  30,824,060            $  31,251,960
    Net realized gain (loss) from securities transactions                          (3,474,381)               6,224,420
    Change in unrealized appreciation on investments                              (33,467,709)              (4,388,807)
        Change in net assets resulting from operations                             (6,118,030)              33,087,573

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income, tax-exempt                                             (30,170,057)             (30,838,116)
    Net investment income, taxable                                                    -                         (4,256)
    Net realized gain on investments                                               (3,502,240)              (2,577,865)

    Class C Shares:
    Net investment income, tax-exempt                                                (503,244)                (339,168)
    Net investment income, taxable                                                    -                            (72)
    Net realized gain on investments                                                  (70,285)                 (37,852)

    Class Y Shares:
    Net investment income, tax-exempt                                                (150,344)                 (99,065)
    Net investment income, taxable                                                    -                            (17)
    Net realized gain on investments                                                  (21,816)                  (9,383)
        Change in net assets from distributions                                   (34,417,986)             (33,905,794)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                                      45,576,123               45,134,896
    Reinvested dividends and distributions                                         18,757,851               17,971,550
    Cost of shares redeemed                                                       (88,026,123)             (65,256,694)
    Change in net assets from capital share transactions                          (23,692,149)              (2,150,248)
        Change in net assets                                                      (64,228,165)              (2,968,469)

NET ASSETS:
    Beginning of period                                                           653,454,759              656,423,228
    End of period (including undistributed net
        investment income of $2,082,545 and
        $2,080,663, respectively)                                               $ 589,226,594            $ 653,454,759

See accompanying notes to financial statements.

     HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

     Hawaiian Tax-Free Trust (the "Trust"), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 21, 1998, the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At March 31, 2000, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

     Management affairs of the Trust are conducted through two separate management arrangements.

     Pacific Century Trust (the "Adviser"), a division of Bank of Hawaii, serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services to the Trust, including maintenance of the Trust's accounting books and records, for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% of the net assets of the Trust.

     The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Trust's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Trust's investments. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26 of 1% of the net assets of the Trust.

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended March 31, 2000.

     For the year ended March 31, 2000, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $865,171 and $1,606,755, respectively.

b)  DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.20% of the Trust's average net assets represented by Class A Shares. For the year ended March 31, 2000, service fees on Class A Shares amounted to $1,205,651, of which the Distributor received $68,857.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2000, amounted to $89,904. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2000, amounted to $29,968. The total of these payments made with respect to Class C Shares amounted to $119,872, of which the Distributor received $62,688.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.


     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Hawaii, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 2000, total commissions on sales of Class A Shares amounted to $933,337, of which the Distributor received $90,586.

4.  PURCHASES AND SALES OF SECURITIES

     During the year ended March 31, 2000,  purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $23,554,329   and   $68,543,072,
respectively.

     At March 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $13,346,121 and gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $8,714,356 for a net unrealized depreciation of $4,631,765.

5.  PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers' ability to meet their obligations.

6.  DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     At March 31, 2000 Hawaiian Tax-Free Trust had a capital loss carryover of approximately $111,200 which expires on March 31, 2008. This amount is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and it is probable the gain so offset will not be distributed.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.


7.  EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8.  TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were 11 Trustees, one of which is affiliated with the Administrator and is not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $12,400 for carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings. A meeting of the independent trustees is often held prior to each quarterly Board Meeting for which each attendee is paid a fee of $350. If additional or special meetings are scheduled for the Trust, separa te meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended March 31, 2000, such reimbursements averaged approximately $2,800 per Trustee.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                  YEAR ENDED                                         YEAR ENDED
                                                MARCH 31, 2000                                     MARCH 31, 1999
                                         SHARES                AMOUNT                       SHARES               AMOUNT
CLASS A SHARES:
    Proceeds from shares sold           3,333,838           $  37,252,026                  3,332,950          $  38,989,739
    Reinvested distributions            1,661,522              18,368,221                  1,509,482             17,670,897
    Cost of shares redeemed            (7,378,408)            (81,647,430)                (5,443,402)           (63,676,622)
        Net change                     (2,383,048)            (26,027,183)                  (600,970)            (7,015,986)

CLASS C SHARES:
    Proceeds from shares sold             401,429               4,566,435                    421,329              4,931,665
    Reinvested distributions               23,149                 255,368                     16,958                198,529
    Cost of shares redeemed              (271,263)             (3,027,928)                  (135,233)            (1,580,072)
        Net change                        153,315               1,793,875                    303,054              3,550,122

CLASS Y SHARES:
    Proceeds from shares sold             341,620               3,757,662                    103,622              1,213,492
    Reinvested distributions               12,082                 134,262                      8,702                102,124
    Cost of shares redeemed              (309,216)             (3,350,765)                    -                     -
        Net change                         44,486                 541,159                    112,324              1,315,616
Total transactions in Trust
    shares                             (2,185,247)          $ (23,692,149)                  (185,592)         $  (2,150,248)


                            HAWAIIAN TAX-FREE TRUST
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       CLASS A
                                                                                 YEAR ENDED MARCH 31,
                                                           2000           1999           1998           1997           1996
Net Asset Value, Beginning of Period                      $11.65         $11.67         $11.23         $11.31         $11.13

Income from Investment Operations:
    Net investment income                                   0.56           0.56           0.57           0.59           0.61
    Net gain (loss) on securities (both
      realized and unrealized)                             (0.65)          0.03           0.46          (0.08)          0.18

    Total from Investment Operations                       (0.09)          0.59           1.03           0.51           0.79

Less Distributions (note 6):
    Dividends from net investment income                   (0.55)         (0.57)         (0.54)         (0.58)         (0.61)
    Distributions from capital gains                       (0.07)         (0.04)         (0.05)         (0.01)           -
    Total Distributions                                    (0.62)         (0.61)         (0.59)         (0.59)         (0.61)

Net Asset Value, End of Period                            $10.94         $11.65         $11.67         $11.23         $11.31

Total Return (not reflecting sales charge)(%)              (0.64)          5.17           9.37           4.67           7.16

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)               574,564        640,131        647,930        640,989        659,925
    Ratio of Expenses to Average Net Assets (%)             0.73           0.74           0.73           0.75           0.73
    Ratio of Net Investment Income to Average
      Net Assets (%)                                        4.99           4.76           4.96           5.11           5.31
    Portfolio Turnover Rate (%)                               4             14              9              9             28

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)             0.71           0.70           0.72           0.73           0.72


HAWAIIAN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              CLASS C                                       CLASS Y
                                                        YEAR ENDED MARCH 31,                          YEAR ENDED MARCH 31,
                                              2000        1999       1998       1997         2000       1999       1998       1997
Net Asset Value, Beginning of Period         $11.65      $11.66     $11.23     $11.31       $11.67     $11.68     $11.24     $11.31

Income from Investment Operations:
    Net investment income                      0.47        0.46       0.48       0.46         0.58       0.59       0.67       0.74
    Net gain (loss) on securities
      both realized and unrealized)           (0.66)       0.05       0.45      (0.08)       (0.66)      0.03       0.45      (0.07)
    Total from Investment Operations          (0.19)       0.51       0.93       0.38        (0.08)      0.62       1.12       0.67

Less Distributions (note 6):
    Dividends from net investment income      (0.46)      (0.48)     (0.45)     (0.45)       (0.57)     (0.59)     (0.63)     (0.73)
    Distributions from capital gains          (0.07)      (0.04)     (0.05)     (0.01)       (0.07)     (0.04)     (0.05)     (0.01)
    Total Distributions                       (0.53)      (0.52)     (0.50)     (0.46)       (0.64)     (0.63)     (0.68)     (0.74)

Net Asset Value, End of Period               $10.93      $11.65     $11.66     $11.23       $10.95     $11.67     $11.68     $11.24

Total Return (not reflecting
      sales charge) (%)                       (1.53)       4.45       8.40       3.41        (0.56)      5.45      10.24       6.14

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                          11,748      10,736      7,215      5,367        2,915      2,588      1,278       0.1
    Ratio of Expenses to Average Net
      Assets (%)                               1.53        1.53       1.52       1.53         0.53       0.54       0.52       0.55
    Ratio of Net Investment Income
      to Average Net Assets (%)                4.18        3.95       4.11       4.04         5.15       4.96       5.02       4.90
    Portfolio Turnover Rate (%)                 4          14          9          9            4         14          9          9

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of Expenses to Average
      Net Assets (%)                           1.51        1.49       1.51       1.51         0.51       0.49       0.51       0.53


See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended March 31, 2000, $30,782,784 of dividends paid by Hawaiian Tax-Free Trust, constituting 89.54% of total dividends paid during fiscal 2000, were exempt-interest dividends; $3,594,338 of dividends paid, constituting 10.45% of total dividends paid during fiscal 2000, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.

                    SHAREHOLDER MEETING RESULTS (UNAUDITED)

     The Annual Meeting of Shareholders of Hawaiian Tax-Free Trust (the "Trust") was held on October 29, 1999. The holders of shares representing 65% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees.

     Number of Votes:

     TRUSTEE                             FOR                           WITHHELD

     Lacy B. Herrmann                    411,669,783                   3,749,641
     Vernon R. Alden                     411,574,968                   3,844,456
     Arthur K. Carlson                   411,692,159                   3,727,265
     William M. Cole                     411,918,284                   3,153,087
     Thomas W. Courtney                  412,104,033                   2,967,338
     Richard W. Gushman, II              411,758,096                   3,313,276
     Stanley W. Hong                     411,125,024                   3,946,347
     Theodore T. Mason                   411,967,728                   3,103,643
     Russell K. Okata                    409,372,694                   5,698,677
     Douglas Philpotts                   411,559,117                   3,512,255
     Oswald K. Stender                   408,846,494                   6,224,877

2. To ratify the selection of KPMG LLP as the Trust's independent auditors.

     Number of Votes:

     FOR                                 AGAINST                       ABSTAIN

     407,541,534                         2,791,639                     4,738,197